Exhibit 99.2

SPECIAL MEETING OF SHAREHOLDERS OF GIBRALTAR PRIVATE BANK & TRUST COMPANY February 22, 2018 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON—You may vote your shares in person by attending the Special Meeting. GO GREEN—e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER The Notice of Special Meeting, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/16259/    Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030030000000000000 1 022218 THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE SUBMIT YOUR PROXY ONLINE OR BY TELEPHONE OR, IF BY MAIL, x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Approval of Agreement and Plan of Merger. To adopt and approve the Agreement and Plan of Merger, dated October 19, 2017, by and among Gibraltar Private Bank & Trust Company, IBERIABANK, a wholly owned subsidiary of IBERIABANK Corporation, and IBERIABANK Corporation and the merger contemplated thereby, pursuant to which Gibraltar will merge with and into IBERIABANK, with IBERIABANK surviving the merger (the “Merger Proposal”) 2. Adjournment. To approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to constitute a quorum or to adopt and approve the Merger Proposal    FOR AGAINST ABSTAIN To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder    Date: Signature of Shareholder Date: title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.    Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

GIBRALTAR PRIVATE BANK & TRUST COMPANY SPECIAL MEETING OF STOCKHOLDERS – FEBRUARY 22, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Adolfo Henriques and Angel Medina, acting individually, as proxy(ies), each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share, of Gibraltar Private Bank & Trust Company held of record by the undersigned on January 8, 2018, at the Special Meeting of Stockholders to be held on February 22, 2018 or any adjournments thereof. (Continued and to be signed on the reverse side.) 1.1 14475